TERM NOTE

$4,500,000                                               Minneapolis, Minnesota
                                                              September 8, 1999

         For value received, the undersigned, First Team Sports, Inc., a Minnesota corporation, Hespeler Hockey Holding, Inc., a Minnesota corporation, Hespeler Hockey Company, a Nova Scotia unlimited liability company, and First Team Sports GmbH, an Austrian corporation (collectively, the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Four Million Five Hundred Thousand Dollars ($4,500,000) or, if less, the aggregate unpaid principal amount of the Term Advance made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Term Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                         FIRST TEAM SPORTS, INC.

                                         By:     /s/ Kent A. Brunner
                                         Name:   Kent A. Brunner
                                         Title:     CFO

                                         HESPELER HOCKEY HOLDING, INC.

                                         By:     /s/ Kent A. Brunner
                                         Name:   Kent A. Brunner
                                         Title:     CFO

                                         HESPELER HOCKEY COMPANY

                                         By:     /s/ Kent A. Brunner
                                         Name:   Kent A. Brunner
                                         Title:     CFO

                                         FIRST TEAM SPORTS GmbH

                                         By:     /s/ Kent A. Brunner
                                         Name:   Kent A. Brunner
                                         Title:  Acting Agent